DRAFT CONFIDENTIAL MBF Healthcare Acquisition Corp. Acquisition of Critical Homecare Solutions July 2008 Healthcare Acquisition Corp.

Forward Looking Statements This presentation may include statements regarding anticipated and future developments that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those contained in forward-looking statements due to a number of factors including the risk factors detailed in our filings with the Securities and Exchange Commission. Additionally, market data included in this presentation reflects Company estimates unless otherwise indicated. Our financial guidance is as of the date indicated and MBF Healthcare Acquisition Corp. ("MBH") and Critical Homecare Solutions Holdings, Inc. ("CHS" and together with MBH, the "Company") undertake no obligation to revise or update any such forward-looking statements or Company estimates to reflect events or circumstances after such date, or after the date of this presentation. Without limiting the foregoing, the inclusion of the financial projections in this presentation should not be regarded as an indication that CHS' or MBH's boards of directors or any other recipient of the information considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information or with U.S. generally accepted accounting principles. Neither CHS' or MBH's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that the Company's management believes are reasonable, the Company provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved. Healthcare Acquisition Corp.

Additional Information & Participants in Solicitation Additional Information and Where to Find It On June 3, 2008, MBH filed an amended preliminary proxy statement concerning the proposed transaction, which is subject to review by the Securities and Exchange Commission. MBH stockholders and other interested persons are urged to read the proxy statement and other relevant materials when they become available as they will contain important information about MBH, CHS and the proposed transaction. Such persons can also read MBH's final prospectus dated April 17, 2007, for a description of the security holdings of the MBH officers and directors and their respective interests in the successful consummation of the proposed transaction. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed transaction. MBH stockholders will be able to obtain a free copy of the definitive proxy statement through the SEC's internet website (http://www.sec.gov). Copies of the proxy statement can also be obtained, without charge, by directing a request to MBF Healthcare Acquisition Corp., 121 Alhambra Plaza, Suite 1100, Coral Gables, FL 33134. Participants in Solicitation MBH and its directors and executive officers and CHS and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of MBH stock in respect of the proposed transaction. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement relating to the proposed transaction and MBH's Annual Report on Form 10-K for its fiscal year ended December 31, 2007 when they become available. Healthcare Acquisition Corp.

Healthcare Acquisition Corp. Overview of Critical Homecare Solutions Local business model serving 16,000 patients with 450 payor relationships Note: 1 Pro forma numbers reflect the acquisitions completed through December 31, 2007 as if they had been completed as of January 1, 2007. Wilcox acquisition is not included for Q1 2008 financials. Infusion Therapy

Exhibit 99.1

Investment Highlights Healthcare Acquisition Corp.

Growth Strategy Healthcare Acquisition Corp. Organic Focus on high value infusion therapies (53% of infusion revenue from Tier 1 therapies) Operate local clinical model with customized care Target local and regional sources by leveraging long-standing relationships Expand payor relationships to regional/national level Acquisition Acquire leading home infusion providers in contiguous/other markets Efficiently integrate targets into operations by leveraging scale and increased productivity Additional efficiencies obtained through best practices Acquire 4-6 targets per year (75% of industry is independent) Since the stock purchase agreement with MBH was signed on 2/6/2008, the Company has: Closed on the acquisition of Wilcox Medical, Inc. Signed purchase agreements to acquire NY based infusion provider; signed LOI to acquire KY based infusion provider Developed a deep pipeline of at least 10 acquisition candidates with $258M of revenue

Overview of Restructured Transaction Healthcare Acquisition Corp. MBF LP and the Sellers are seeking to reduce fully diluted enterprise value to create a compelling investment opportunity The fully diluted enterprise value will be significantly below the public market value upon the consummation of the restructured transaction Sellers Contributing an additional $15 million to purchase and retire warrants Unused portion will be applied towards funding the transaction (1) Sellers to be paid an earn-out of up to $15 million based on EBITDA thresholds over the following 5 years commencing with year end 2009 Equity roll over increases by $20 million (from $35 million to $55 million) Equity roll over to increase by up to $5 million if dissenting shareholders exceed 20% MBF LP 50% reduction in the management promote (4.6 million to 2.3 million shares, approximately $19M) MBF LP equity commitment will be $20 million Equity commitment to increase by up to $2 million if dissenting shareholders exceed 20% SPAC Underwriters $2 million of underwriters fees will be deferred if dissenting shareholders exceed 20% The Sellers and MBF's investment will be contributed at a share price equal to the greater of the cash value in trust at close (estimated at $8.27) or the average share price for the previous 10 days of trading prior to closing (1) Purchase of warrants contingent upon transaction closing

Restructured Transaction Healthcare Acquisition Corp. Assumes 90% approval $ in millions Source: Company filings and Company Management Deferred underwriting fees are included in this estimate and are not deducted out of the SPAC equity contribution. Assumes 16.0 million warrants are repurchased.

Precedent Transactions Healthcare Acquisition Corp. Precedent Transactions There are no pure play publicly traded home infusion companies but there have been 4 significant recent transactions in the home infusion sector Source: SDC, CapitalIQ, Company press releases and SEC filings. (1) Run rate EBITDA without any synergies (2) EBITDA is adjusted for acquisitions completed in 2006 and 2007 (1)

Fully Diluted Shares Outstanding (1) Assumes $9.0 million of MBF's $12.0 million open market purchase facility is not used and is a source in the transaction. Assumed to be contributed at $8.27 per share. Kohlberg and MBF's investment is contributed at a share price equal to the greater of the cash value in trust at close (estimated at $8.27) or the average share price for the previous 10 days of trading prior to closing. (2) Dilution is based on a warrant strike price of $6.00 and an expected cash value per share in trust at close (estimated at $8.27). Healthcare Acquisition Corp. Assumes 90% approval

Implied Value per Share (Fully Diluted) $ in millions except per share data (1) Based on Company guidance. (2) Assumes cash on Company's balance sheet at close of $0.4mm plus cash from sources. (3) Dilution is based on a warrant strike price of $6.00 and an expected cash value per share in trust at close (estimated at $8.27). Healthcare Acquisition Corp. Assumes 90% approval